UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 19, 2007
KEYCORP

(Exact name of registrant as specified in charter)

Ohio	0-850	34-6542451

(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

127 Public Square, Cleveland, Ohio	44114-1306

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (216) 689-6300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition
On January 19, 2007, KeyCorp conducted a conference call/webcast to discuss its quarterly earnings and currently anticipated earnings trends. The slide presentation reviewed by KeyCorp in the conference call/webcast follows as Annex A to this Item 2.02.
On January 19, 2007, KeyCorp issued a press release announcing its earnings results for the three- and twelve-month periods ended December 31, 2006. This press release, dated January 19, 2007, is attached as Exhibit 99.1 to this report.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

99.1	KeyCorp’s January 19, 2007, press release announcing its earnings results for the three- and twelve-month periods ended December 31, 2006.
Forward-Looking Statement. This filing contains forward-looking statements, including statements about our financial condition, results of operations, earnings outlook, asset quality trends and profitability. Forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to assumptions, risks and uncertainties. Although management believes that the expectations and forecasts reflected in these forward-looking statements are reasonable, actual results could differ materially due to a variety of factors including: (1) changes in interest rates; (2) changes in trade, monetary or fiscal policy; (3) changes in general economic conditions, or in the condition of the local economies or industries in which we have significant operations or assets, which could, among other things, materially impact credit quality trends and our ability to generate loans; (4) increased competitive pressure among financial services companies; (5) the inability to successfully execute strategic initiatives designed to grow revenues and/or manage expenses; (6) consummation of significant business combinations or divestitures; (7) operational or risk management failures due to technological or other factors; (8) heightened regulatory practices, requirements or expectations; (9) new legal obligations or liabilities or unfavorable resolution of litigation; (10) adverse capital markets conditions; (11) disruption in the economy and general business climate as a result of terrorist activities or military actions; and (12) changes in accounting or tax practices or requirements. Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management’s views as of any subsequent date. We do not assume any obligation to update these forward-looking statements.

ANNEX A
Fourth Quarter 2006 Review January 19, 2007 Speakers: Henry Meyer Jeff Weeden

PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 FORWARD-LOOKING STATEMENT DISCLOSURE This presentation contains forward-looking statements, including statements about our financial condition, results of operations, earnings outlook, asset quality trends and profitability. Forward- looking statements express management's current expectations or forecasts of future events and, by their nature, are subject to assumptions, risks and uncertainties. Although management believes that the expectations and forecasts reflected in these forward-looking statements are reasonable, actual results could differ materially due to a variety of factors including: (1) changes in interest rates; (2) changes in trade, monetary or fiscal policy; (3) changes in general economic conditions, or in the condition of the local economies or industries in which we have significant operations or assets, which could, among other things, materially impact credit quality trends and our ability to generate loans; (4) increased competitive pressure among financial services companies; (5) the inability to successfully execute strategic initiatives designed to grow revenues and/or manage expenses; (6) consummation of significant business combinations or divestitures; (7) operational or risk management failures due to technological or other factors; (8) heightened regulatory practices, requirements or expectations; (9) new legal obligations or liabilities or unfavorable resolution of litigation; (10) adverse capital markets conditions; (11) disruption in the economy and general business climate as a result of terrorist activities or military actions; and (12) changes in accounting or tax practices or requirements. Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management's views as of any subsequent date. We do not assume any obligation to update these forward- looking statements. For further information regarding KeyCorp, please read KeyCorp's reports that are filed with the Securities and Exchange Commission and are available at www.sec.gov.

Progress on Strategic Initiatives Improved business mix Champion Mortgage Nonprime mortgage loan portfolio (sold) Origination platform (expected close 1Q07) McDonald Investments (expected close 1Q07) Board authorizes 30 million share repurchase program Board increases dividend 5.8%

Strong Dividend Record 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007T Outstanding 0.64 0.72 0.76 0.84 0.94 1.04 1.12 1.18 1.2 1.22 1.24 1.3 1.38 1.46 Dividend increased 42 consecutive years T = Target

Financial Summary-4Q06 vs. 4Q05 Results from Continuing Operations EPS - $0.76 vs. $0.69 Total revenue (TE) - up 2.7% Average earning assets - up 4.3% Average core deposits - up 5.7% Solid asset quality TE = Taxable Equivalent

Net Interest Income (TE)-Continuing Ops. 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 Net Interest Income 680 689 692 716 722 726 726 744 Net Interest Spread 0.032 0.0319 0.0309 0.0306 0.0305 0.0296 0.0285 0.0285 Net Interest Margin 0.0362 0.0367 0.0363 0.0368 0.0372 0.0368 0.0361 0.0366 TE = Taxable Equivalent $ in millions

Noninterest Income-Continuing Ops. $ in millions

Noninterest Expense-Continuing Ops. $ in millions

2003 2004 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 Average Loan Growth from Prior Year -0.0156 -0.0349 0.0692 0.0815 0.0613 0.0483 0.054 0.0539 0.0516 0.034 Champion Loans 2.9 2.9 2.9 2.8 2.8 2.7 2.5 2.4 0.8 0 Consumer Loans 21.2 20.9 17.8 17.7 17.7 17.7 17.5 17.6 17.6 17.6 Commercial Loans 35.8 37.3 43.1 44 44.3 45.8 46.7 47.4 47.6 48 59.9 61.1 63.8 64.5 64.8 66.1 66.7 67.4 66 65.6 $ in billions Commercial Consumer $43.1 17.8 $44.0 17.7 $44.3 17.7 $45.8 17.6 $46.7 17.5 $47.3 17.6 $47.6 17.6 $60.9 $61.7 $62.0 $63.4 $64.2 Average Loans-Continuing Ops. $48.0 17.6 $64.9 $65.2 $65.6

$ in billions 2003 2004 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 CD's 11.3 10.564 10.6 10.8 10.8 10.8 11.3 11.5 11.7 11.9 Average Core Deposit Growth from Prior Year 0.1005 0.0547 0.0728 0.0783 0.086 0.0796 0.0997 0.1016 0.0804 0.0571 Savings 2.1 2.007 2 2 2 1.858 1.8 1.8 1.7 1.7 Now & Mmda 17.9 20.175 21.6 22.3 22.886 23.947 24.5 25.3 25.3 25.1 dda 10.4 11.192 11.5 11.7 12.2 12.594 12.7 13 13 13.4 Total 41.7 43.9 45.7 46.8 47.9 49.4 50.3 51.6 51.7 52.1 Average Core Deposits-Continuing Ops. $11.5 21.6 2.0 10.6 DDA NOW/MMDA Savings CD's $11.7 22.3 2.0 10.8 $12.2 22.9 2.0 10.8 $12.6 23.9 1.9 11.0 $12.7 24.5 1.8 11.3 $13.0 25.3 1.8 11.5 $13.1 25.2 1.7 11.7 $13.4 25.1 1.7 11.9

Net Charge-Offs to Average Loans (1) Excludes Passenger Airline Lease Portfolio 2004 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 KEY 0.0074 0.0036 0.0032 0.0032 0.0102 0.0024 0.0022 0.0026 0.0033 0.0057 0.0026 0.0022 Peer Median S&P Regional & Diversified Bank Indices 0.0034 0.0027 0.0025 0.0027 0.0029 0.0024 0.0021 0.0022 (1) (1) Continuing Operations

$ in millions 2003 2004 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 KEY 0.0126 0.006 0.0058 0.0052 0.006 0.0046 0.0048 0.0046 0.005 0.0041 Peer Median S&P Regional & Diversified Bank Indices OREO 58.939 71 72.406 45.604 33.103 29.887 24.883 29 106 57.782 Consumer 229.001 130 132.193 122.115 122.942 130.139 152.329 130 83 92.286 Commercial 465.287 178 166.659 169.828 237.09 146.546 142.935 149 140 122.713 Total 753.227 379 371.258 337.547 393.135 306.572 320.1 308 329 272.781 Commercial Consumer OREO + Other Nonperforming Assets $167 132 72 $170 122 46 $237 123 33 $147 130 30 $143 152 25 $149 130 29 NPAs to Loans + OREO $140 83 106 $123 92 58

Allowance to Period-End Loans 2003 2004 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 KEY 0.0235 0.018 0.0176 0.017 0.0167 0.0145 0.0144 0.0142 0.0144 0.0143 Peer Median S&P Regional & Diversified Bank Indices 0.0141 0.0121 0.0119 0.0118 0.0121 0.0113 0.0109 0.0107 0.0106

Allowance to NPLs 2003 2004 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 KEY 2.03 3.69 3.7726 3.7671 3.04 3.49 3.27 3.43 4.23 4.39 Peer Median S&P Regional & Diversified Bank Indices 2.38 3.14 3.2 3.37 3.38 3.56 3.76 3.26 3.38

2003 2004 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 KEY 0.0694 0.0635 0.0643 0.066 0.0668 0.0668 0.0671 0.0668 0.0681 0.0701 Peer Median S&P Regional & Diversified Bank Indices 0.0679 0.0635 0.0632 0.0625 0.0645 0.0611 0.0586 0.0571 0.0623 Tangible Equity to Tangible Assets

2007 Outlook and Long-Term Goals Net Interest Margin Mid-3.50% range Loan Growth Commercial: Mid-single digit range Consumer: Low- to mid-single digit range Core Deposit Growth Low- to mid-single digit range Net Charge-Offs Mid-to-upper 30 bps range Effective Tax Rate (TE) Approximately 33% Dividend Payout Ratio Target: 45% to 50% of earnings EPS Range 2007 F.Y.: $3.00 to $3.10 Long-Term Goals EPS: ROE: 8% to 10% Growth 16% to 18% TE = Taxable Equivalent

Appendix

Summary of Operations-Continuing Ops. $ in millions, except per share amounts TE = Taxable Equivalent N/A = Not Applicable

Core Deposits & Commercial Loans Geographic Diversity Great Lakes Core Deposits: 34% Comm'l Loans: 36% Northwest Core Deposits: 25% Comm'l Loans: 29% Rocky Mountains Core Deposits: 10% Comm'l Loans: 14% Northeast Core Deposits: 31% Comm'l Loans: 21% Excludes National Businesses (Real Estate Capital, Equipment Leasing, Institutional and Capital Markets)

National Banking-Continuing Ops. Financial Summary $ in millions TE = Taxable Equivalent N/A = Not Applicable

National Banking Line of Business Summary $ in millions TE = Taxable Equivalent N/A = Not Applicable N/M = Not Meaningful

National Banking Line of Business Summary $ in millions TE = Taxable Equivalent N/M = Not Meaningful N/A = Not Applicable

Financial Summary $ in millions TE = Taxable Equivalent N/A = Not Applicable Community Banking

Community Banking Line of Business Summary $ in millions TE = Taxable Equivalent N/A = Not Applicable

Asset Quality $ in millions

2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 Consumer/Comml Loans 0.0023 0.0016 0.0019 0.0015 0.0012 0.0023 0.0028 '0 0.0054 0.0056 0.0036 0.0051 0.0043 0.0036 0.0045 Continuing 0.0006 0.0109 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 Net Charge-Offs to Average Loans Consumer (1) Commercial (2) (2) 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 (1) Excludes Champion Mortgage (2) Excludes Passenger Airline Lease Portfolio by Loan Type

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP (Registrant)

Date: January 19, 2007	/s/ Robert L. Morris

	By:	Robert L. Morris
	Title:	Executive Vice President and Chief Accounting Officer